Exhibit 99.1 ® Accelerating the Development of Advanced Therapies for Cancer Patients February 2026

Forward Looking Statements This presentation contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) concerning Tempest Therapeutics, Inc. (“Tempest Therapeutics”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Tempest Therapeutics, as well as assumptions made by, and information currently available to, management of Tempest Therapeutics. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “could”, “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. All statements that are not historical facts are forward-looking statements, including any statements regarding: the potential benefits of Tempest Therapeutics’ expanded oncology pipeline; the design, initiation, progress, timing, scope and results of clinical trials; the anticipated therapeutic benefit, opportunity to improve patient care, and regulatory development of Tempest Therapeutics’ product candidates; Tempest Therapeutics’ ability to deliver on potential value-creating milestones; the potential use of Tempest Therapeutics’ product candidates to treat additional indications; Tempest Therapeutics’ ability to achieve its operational plans; and the sufficiency of Tempest Therapeutics’ cash and cash equivalents. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Tempest Therapeutics’ strategies, prospects, plans, expectations or objectives for future operations; the progress, scope or timing of the development of Tempest Therapeutics’ product candidates; the benefits that may be derived from any future products or the commercial or market opportunity with respect to any of Tempest Therapeutics’ future products; Tempest Therapeutics’ ability to protect its intellectual property rights; Tempest Therapeutics’ anticipated operations, financial position, ability to raise capital to fund operations, revenues, costs or expenses; statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. These and other factors that may cause actual results to differ from those expressed or implied are discussed in greater detail in the “Risk Factors” section of the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 5, 2025, as well as in other filings the company may make with the SEC in the future. Except as required by applicable law, Tempest Therapeutics undertakes no obligation to revise or update any forward- looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Tempest Therapeutics’ views as of any date subsequent to the date of this press release and should not be relied upon as prediction of future events. In light of the foregoing, investors are urged not to rely on any forward-looking statement in reaching any conclusion or making any investment decision about any securities of Tempest Therapeutics. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation incorporates publicly-available third-party data that Tempest Therapeutics has not independently verified. There are risks inherent in conducting cross-trial comparisons and the results should be interpreted with caution. The presentation of such third-party data does not represent a head-to-head comparison of how TPST-2003 performed against any other third-party drug candidate or study. Rather, such third-party data has been pulled by us from publicly-available sources for supplemental informational purposes, only. Tempest Therapeutics cautions you that any comparisons against third-party data set forth herein should not be viewed as a side-by-side comparison, and you should not rely on the completeness or accuracy of Tempest Therapeutics’ presentation of the results of any third-party drug candidate in these slides, due to differences in study design, how other companies quantify or qualify eligibility criteria, and how results are recorded, among other distinguishing factors and uncertainties. Because Tempest Therapeutics may be unaware of or may not adequately present various distinguishing factors and uncertainties, the comparisons set forth herein may not properly present such third-party data, which may differ materially from the data as presented here. Investors are encouraged to independently review third party data and should not rely on Tempest Therapeutics’ presentation of such data (including any such data placed in comparison with the performance of TPST-2003) as a single measure to evaluate Tempest Therapeutics’ business. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 1 Recommended International Nonproprietary Name (INN), April 22, 2024 2

Partner-Funded Development Driving Diversified Oncology Pipeline with Capital Discipline

Enables de-risked, data-driven deployment of internal capital

Program	Indication(s)	Development Stage[1]: Discovery	Preclinical	IND-Enabling	Phase 1	Phase 2	Phase 3	Advanced By:
Amezalpat PPARα Antagonist	1L HCC							Potential BD Partner
TPST-2003 CD19/BCMA Dual CAR-T	rrMM							Novatim
TPST-1495 Dual EP2/4 Antagonist	FAP							NCI
TPST-2206 CD70/CD70 Dual CAR-T	RCC							Novatim
TPST-3003 Universal (Allogeneic) CD19/BCMA Dual CAR-T	rrMM, SLE							Novatim
TPST-3206 Universal (Allogeneic) CD70/CD70 Dual CAR-T	RCC							Novatim
TPST-4003 In vivo (mRNA LNP) CD19/BCMA Dual CAR-T	SLE							Novatim

TEMPEST THERAPEUTICS

[1] For amezalpat, Phase 3 timelines are subject to a partnership and/or separate funding. TPST-1495 Phase 2 to be operationalized by the Cancer Prevention Network of the National Cancer Institute ("NCI"). TPST-2003, TPST-2206, TPST-3003, TPST-3206, and TPST-4003 clinical development in China to be operationalized by Novatim Immune Therapeutics (Zhejiang) Co., Ltd.
"RCC" renal cancer; "HCC" hepatocellular carcinoma; "CCA" cholangiocarcinoma; "FAP" familial adenomatous polyposis; "FPI" First Patient In; "rrMM" relapsed/refractor multiple myeloma, "SLE" lupus.

3

Selected Potential Value-Inflecting Milestones through Q4 2027

	2026				2027			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
TPST-2003 **CD19/BCMA Dual CAR-T r/r Multiple Myeloma with EMD**	**IIT and Phase 1 (China) results** Tech transfer start		Tech transfer complete Pre-IND (U.S.)	**Phase 2b (China registrational) enrollment start** File IND (U.S.)	Phase 2b (U.S. registrational) enrollment start	**Phase 2b (China registrational) interim data**	Phase 2b (U.S. registrational) interim data	**File BLA (China)**
TPST-2206 **CD70/CD70 Dual CAR-T Renal Cell Carcinoma**		**Phase 1 (China) enrollment start**		**Phase 1 (China) interim data readout**		**Phase 1 (China) results**		**Phase 2b (China registrational) enrollment start**
TPST-3003 **Universal CD19/BCMA Dual CAR-T r/r Multiple Myeloma**			**IIT enrollment start**		**IIT data readout**		File IND (U.S.)	Phase 1 (U.S.) enrollment start
TPST-4003 **In vivo CD19/BCMA Dual CAR-T SLE**		**IIT enrollment start**		**IIT data readout**		File IND (U.S.)	Phase 1 (U.S.) enrollment start	

All activities shown above in bold are 100% funded by strategic partner

TEMPEST THERAPEUTICS

4

TPST-2003 Dual Targeting CD19/BCMA CAR-T 5

1 TPST-2003 CD19/BCMA CAR-T TPST-2003 is the world’s first parallel-structure dual-target CAR-T cell therapy focused on rrMM with EMD • rrMM (with extramedullary disease) (N=15): PET ORR 86.7% (13/15) Best in class Dual-target CAR-T structure • The incidence of ≥ grade 3 CRS was 4.3%, and the incidence of ≥ grade 3 ICANS was 8.7% (IIT) • No DLTs were observed and clinical data showed a favorable safety profile • Completed Phase 1/2a clinical trial with Peking Union Medical College Hospital as the core unit • IIT on Autoimmune Diseases is coming soon • Planning to submit China BLA in 2027 • Planning to be included in breakthrough therapy category • The autologous CAR-T product with the greatest potential to be included in China’s national medical insurance • Data from Phase 1 dose expansion expected 2026 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924. 6 “PET” Positron Emission Tomography, “CRS” Cytokine Release Syndrome, “DLT” Dose Limiting Toxicity

TPST-2003 Dual CAR-T for rrMM: CD19/BCMA Dual Targeting 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory 7 Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924.

TPST-2003 Dual CAR-T for rrMM: IIT Study Design 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory 8 Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924.

TPST-2003 Dual CAR-T for rrMM: Baseline Characteristics 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory 9 Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924.

TPST-2003 Dual CAR-T for rrMM: Hematological Response 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924. 10 “sCR” stringent complete response, “CR” complete response, “VGPR” very good partial response, “PR” partial response, “SD” stable disease, “PD” progressive disease, “MRD” minimal residual disease, “ORR” objective response rate, “Pts” patients

TPST-2003 Dual CAR-T for rrMM: EMD Patient Baseline Characteristics 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory 11 Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924.

TPST-2003 Dual CAR-T for rrMM: EMD PET Response 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory 12 Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924.

TPST-2003 Dual CAR-T for rrMM: EMD PET Response 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory 13 Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924.

TPST-2003 Dual CAR-T for rrMM: Survival 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory 14 Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924.

TPST-2003 Dual CAR-T for rrMM: Safety Profile 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory 15 Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924.

TPST-2003 Dual CAR-T for rrMM: Expansion and Persistence 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory 16 Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924.

TPST-2003 Dual CAR-T for rrMM: Conclusions TPST-2003 is the world’s first parallel-structure dual-target CAR-T cell therapy focused on rrMM with EMD • TPST-2003 showed early, deep and durable response in Relapsed/Refractory MM patients − Hematological response (n=18): 100% ORR, 88.9% sCR/CR − MRD (n=20): 83.3 MRD- in M3, 82% MRD- in M6 and 100% MRD- in M12 − 12-mo PFS rate: 75.3% (Median follow-up 13.7 mo, Median PFS not reached) • TPST-2003 exerted promising and persistent efficacy in EMD patients − PET response: 12/14 (85.7%) PET ORR, 9/14 (64.3%) CMR − 7/14 (50.0%) of EMD patients showed a ≥75% reduction in soft tissue plasmacytoma size − Comparable benefit for EMD v. non-EMD PTS (12-mo PFS 73.9% v. 77.8%, mPFS 13.7mo) • Favorable safety profiles − CRS occurred in 90% of patients (G3: 5%, No G4/5, n=20) − ICANS occurred in 25% of patients (G3: 10%, No G4/5 n=20) − CRS/ICANS were manageable and reversible 1 Jiang, H., et. al. “A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory 17 Multiple Myeloma Including Those with Extramedullary Disease”. Blood 144 (2024) 923-924.

TPST-2003 Shows Similar Favorable Safety Profile to Approved BCMA CAR-T

	TPST-2003[1]			Abecma™ (BMS)[2]	Carvykti™ (J&J/Legend)[3]
Target	CD19, BCMA			BCMA	BCMA
Stage	IIT			Approval	Approval
Indication	rrMM			rrMM	rrMM
Target Dose	$1x10^6$ cells/kg	$2x10^6$ cells/kg	$3x10^6$ cells/kg	$420x10^6$ cells	$0.75x10^6$ cells/kg
CRS% (N)	**66.7% (2)**	**100% (11)**	**88.9% (8)**	85%	84%
CRS% Gr≥3 (N)	**0%**	**9.1% (1)**	**0%**	9.3%	4%
ICANS% (N)	**33.3% (1)**	**27.3% (3)**	**11.1% (1)**	28%	13%
ICANS% Gr ≥3 (N)	**0%**	**9.1% (1)**	**0%**	4%	2%

CRS and ICANS were manageable and reversible, showing a favorable safety profile comparable to existing therapies

1. Jiang, H., et. al. "A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory Multiple Myeloma Including Those with Extramedullary Disease". Blood 144 (2024) 923-924. 2. Abecmatm label at https://www.abecmahcp.com/safety/crs, accessed Nov 2025. 3. CarvyktiTM label at https://www.carvyktihcp.com/carvykti-safety/, accessed November 2025. Certain data in this presentation are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein.

TEMPEST THERAPEUTICS
18

TPST-2003 Performance Relative to Approved Therapies

	TPST-2003[1]	Abecma™ (BMS)[2]	Carvykti™ (J&J/Legend)[3]
Target	CD19, BCMA	BCMA	BCMA
Stage	Phase 1/2a	Approval	Approval
Indication	rrMM	rrMM	rrMM
Trial	IIT	KarMMa (NCT 03361748)	CARTITUDE-1 (NCT 03548207)
Number of EMD patients	15	50	19
Median PFS of EMD patients	**22.9 months**	**7.9 months**	**13.8 months**

"Patients… with EMD demonstrate significantly inferior Day 90 ORR [following treatment with Abecma™] and presence of EMD is an independent risk factor for inferior PFS."

- Saurabh Zanwar et al., ASCO 2024 Annual Meeting

TEMPEST THERAPEUTICS

1. Jiang, H., et. al. "A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory Multiple Myeloma Including Those with Extramedullary Disease". Blood 144 (2024) 923-924. 2. Zanwar S, Sidana S, Shune L, et al. Impact of extramedullary multiple myeloma on outcomes with idecabtagene vicleucel. *J Hematol Oncol.* 2024;17(1):42. 3. Sidana, S. 2025 ASCO Annual Meeting. https://www.asco.org/abstracts-presentations/ABSTRACT496242, accessed November 2025. Certain data in this presentation are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein.

19

TPST-2003 Positive Performance Relative to GC012F (Gracell)

	TPST-2003[1]	GC012F (Gracell/AZ)[2]
Target	CD19, BCMA	CD19, BCMA
Stage	Phase 1/2a	Phase 1b/2
Indication	rrMM	rrMM
Median number of previous treatments	5	5
High-risk cytogenetics	**66.7%**	--
Extramedullary disease	**62.5%**	27.6%
ORR	**100%**	93.1%
sCR/CR	**89.5%**	82.8%
PFS	Median PFS not reached 12-month PFS rate: 74.6%+	Median PFS: 38.0 months
rrMM (with EMD)	**PET ORR 86.7% (13/15)**	Not available

- AZ Acquired Gracell for $1B in 2024

TEMPEST THERAPEUTICS

1. Jiang, H., et. al. "A Prospective Investigator-Initiated Phase 1/2 Study of BCMA/CD19 Dual-Targeting CAR T Therapy in Patients with Relapsed/Refractory Multiple Myeloma Including Those with Extramedullary Disease". Blood 144 (2024) 923-924. 2. Du J, Fu W, Jiang H, et al. P869: UPDATED RESULTS OF A PHASE I, OPEN-LABEL STUDY OF BCMA/CD19 DUAL-TARGETING FASTCAR-T GC012F FOR PATIENTS WITH RELAPSED/REFRACTORY MULTIPLE MYELOMA (RRMM).*Hemasphere*. 2023;7(Suppl):e84060bf. Certain data in this presentation are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein.

20

Amezalpat (TPST-1120) First-in-Class PPAR���� Antagonist 21

Amezalpat’s Activity is Consistent from the Lab to the Clinic Amezalpat Pre-Clinical MOA Predicts Clinical Story Amezalpat Pre-Clinical Hypothesis: • FAO supports tumor cells, selective immune cells (suppressor, not effector), and angiogenesis • Blocking PPARα should provide an opportunity to benefit patients regardless of tumor immune status In The Clinic: • Amezalpat works where it should − High tumor PPARα/FAO gene expression predicts observed benefit in patients with HCC, RCC and CCA • Amezalpat works for whom it should − Randomized data show benefit of amezalpat in immune-compromised tumors − Amezalpat shows improved benefit in b-catenin activated HCC • Amezalpat works with the combination partners it should − Amezalpat combines well with anti-PD-1/L1 (immune-stimulating agents) and anti-VEGF (anti-angiogenic agents) “FAO” Fatty Acid Oxidation 22

Amezalpat (TPST-1120) in HCC: MOA Supports Indication & Combination Therapy Amezalpat Pre-Clinical Hypothesis: FAO supports tumor cells, selective immune cells (suppressor, not effector), and angiogenesis 1 First-in-Class status is dependent on FDA approval 23 “FAO” = fatty-acid oxidation, “VEGF” = vascular endothelial growth factor, “ICI” = immune checkpoint inhibitor

Preclinical HCC Data Support Clinical Development Strategy β-catenin pathway frequently activated in HCC: Potential Biomarker • Wnt/β-catenin pathway is critical for stem Efficacy in syngeneic β-Catenin-driven cell regeneration, and tumorigenesis (i.e., hepatocellular carcinoma model* EMT) • Activation of WNT/β-catenin pathway occurs Vehicle 1,2 frequently in HCC TPST-1120 • PPARα expression is higher in CTNNB1- Anti-PD-1 mAb mutated human HCC TPST-1120 + Anti-PD-1 mAb • β-catenin activated HCC confers dependence on FAO for metabolism • Available genetic tests for CTNNB1, APC and modulators of β-catenin pathway 1 2 Morita et al Cancers 2023. de Galarreta et al Cancer Discov 2019;9:1124–41 24 3 Tumor Volume (mm )

Amezalpat (TPST-1120) in Front-Line Phase 1b/2 HCC Randomized Study Positive Global Randomized Phase 2 result positions Tempest for pivotal study HCC: Highest Expression of PPARα and FAO Genes • SoC 1L regimen +/- TPST-1120 • Ongoing multi-arm global 1 randomized study − US, Asia, Europe − 26 sites − 7 countries • Primary Efficacy Endpoint − Confirmed ORR (RECIST 1.1) • Secondary Efficacy Endpoints − Include PFS and OS • Comprehensive Safety Endpoints 1 Morpheus HCC study in collaboration with Roche (NCT04524871) – Tempest retains all product rights; IE criteria based on pivotal IMbrave 150 25 “1L” = front-line, “ORR” = objective response rate, “SoC” = Standard of Care, “PFS” = progression-free survival, “OS” = overall survival

Balanced Demographics and Baseline Characteristics

No statistically significant differences, although multiple numerical differences favor the SoC control arm

Demographic	Result	Atezo+Bev (c) (N=30)	TPST-1120 + Atezo+Bev (N=40)
Age group (yr)	>=65	12 (40.0%)	25 (62.5%)
Sex	Male	26 (86.7%)	33 (82.5%)
ECOG Status	0[a]	22 (73.3%)	26 (65.0%)
Disease due to viral hepatitis[b]	Yes	16 (53.3%)	26 (65%)
Macrovascular Invasion and/or Extrahepatic spread	Yes	14 (46.7%)	21 (52.5%)
Baseline alpha-feto protein ≥ 400 ug/L	≥ 400 ug/L	17 (56.7%)	16 (40%)
Region of enrollment	Asia (vs ROW)	8 (26.7%)	14 (35.0%)
Baseline neutrophil to lymphocyte (NLR) ratio[c]	≥5	4 (13.3%)	11 (27.5%)
PD-L1 Negative	Neg (TAP<1)	15 (60%)[d]	26 (67%)[e]

ECOG status, MVI/EHS, baseline NLR, PD-L1 status all favor the control arm, whereas AFP and region of enrollment favor the 1120 arm

[a] ECOG status 0 indicates healthier patients [b] IMbrave150 update showed that atezo+bev regimen performed similarly in viral vs non-viral disease[1]

[c] A number of recent studies have reported that baseline NLR is predictive of ORR and/or OS in HCC with atezo + bev regimen[2]. [d]25 subjects PD-L1 evaluable; [e]39 subjects PD-L1 evaluable

TEMPEST THERAPEUTICS

[1] Cheng AL, et al. Updated efficacy and safety data from IMbrave150: Atezolizumab plus bevacizumab vs. sorafenib for unresectable hepatocellular carcinoma. Journal of Hepatology 2022 vol. 76 862–873; Espinoza M, et al. Disease Etiology and Outcomes After Atezolizumab Plus Bevacizumab in Hepatocellular Carcinoma: Post-Hoc Analysis of IMbrave150 [published online ahead of print, 2023 Mar 7]. Gastroenterology. 2023;S0016-5085(23)00234-2. [2] Eso, Y. et al. Pretreatment Neutrophil-to-Lymphocyte Ratio as a Predictive Marker of Response to Atezolizumab Plus Bevacizumab for Hepatocellular Carcinoma. Curr. Oncol. 2021, 28, 4157–4166.; Chon YE, et al. Predictive biomarkers of survival in patients with advanced hepatocellular carcinoma receiving atezolizumab plus bevacizumab treatment. Cancer Medicine. 2023;12:2731–2738

26

Amezalpat (TPST-1120) Arm Improves All Efficacy Endpoints vs. SoC Control Primary Global Regulatory atezo/bev TPST-1120 + atezo/bev Endpoint N=30 N=40 OS HR 0.65 15m 21m Consistent PFS HR 0.8 Median 4.27m (2.8, 7.3) 7m (5.6, 13.8) Improvement Across Confirmed ORR (ITT population) 13.3% 30% All PD-L1 negative Confirmed ORR 7% 27% Endpoints 1 β-catenin mutation Confirmed ORR N/A 43% (100% DCR) • Biomarkers and pharmacodynamic data support MOA of amezalpat − Consistent with mechanism, amezalpat improves activity of atezo+bev in PD-L1 negative and immune desert/excluded phenotype compared to atezo+bev alone − β-catenin activation and FAO upregulation improve activity in amezalpat arm • Manageable safety profile - no new signal 1 February 14, 2024 data update; Data not provided by Roche. 27 ”HR” = Hazard Ratio

Superior OS in Amezalpat (TPST-1120) Arm vs. Atezo-Bev Control • HR 0.65 - early and persistent separation of survival curves 1 • Six-month improvement in mOS with 50% of amezalpat arm patients still in survival follow-up 1.00 A Closer Look at HR • Stable HR compared to April 2023 data cut (ten months earlier) 0.75 Apr ’23 Feb ‘24 HR 0.59 0.65 mOS NR vs. 15 21 vs 15 0.50 0.25 20/40 patients in amezalpat arm remain in survival follow up vs. 9/30 on atezo-bev 0.00 control arm 0 3 6 9 12 15 18 21 24 27 30 33 36 Time (Months) AB (control) 29 25 20 18 17 14 7 4 4 4 2 0 0 AB + 1120 40 38 33 31 25 22 14 8 3 1 0 0 0 1 February 14, 2024 data cut. Elongated censor symbols are permanently censored subjects 28 “mOS” = median overall survival, “AB” = atezolizumab + bevacizumab, “CI” = confidence interval Overall Survival

AB SoC Control Arm Responses Enriched for PD-L1+ and Hot Tumors Atezo + Bev biomarker associations PD-L1 Score Immune Phenotype Primary data cut, per protocol - April 20, 2023 29 mut & wt Amezalpat Responses Across the Board: Cold, Hot and β-catenin Tumors wt RECIST Complete Response in a PD-L1 negative, immune excluded and β-catenin (CTNNB1 ) tumor 100 Confirmed Best Overall Response Partial Response Stable Disease Progressive Disease Not Evaluable 50 (0) 0 -50 -100 PD-L1 Score Immune Phenotype 1 β-catenin status Wildtype Mutant No Data Primary data cut, per protocol - April 20, 2023 30 1 CTNNB1 mutation measured Best %Change in Sum of Diameters from Baseline 14009 14014 14003 14020 14001 14027 14033 14039 14013 14018 14015 14025 14007 14035 14011 14019 14030 14021 14032 14008 14028 14010 14026 14004 14005 14038 14034 14037 14029 14006 14031 14023 14012 14002 14000 14036 14016 14017

Overall Survival Benefit Maintained Across Key Subpopulations PATIENTS AMEZ-AB (%) vs AB (%) HR FOR DEATH (95% CI) PD-L1 Status Pos (≥1%) 13 (32.5%) vs 10 (34%) 0.36 (0.12-1.11) Neg (<1%) 26 (65%) vs 15 (52%) 0.64 (0.28-1.45) ECOG ECOG 0 26 (65%) vs 21 (72%) 0.63 (0.29-1.35) ECOG 1 14 (35%) vs 8 (28%) 0.66 (0.22-2.01) AFP AFP ≥400 16 (40%) vs 17 (59%) 0.54 (0.22-1.32) AFP <400 24 (60%) vs (41%) 0.83 (0.32-2.15) MVI and/or EHS Yes 22 (55%) vs 14 (48%) 0.59 (0.24-1.45) No 18 (45%) vs 15 (52%) 0.74 (0.31-1.76) HCC Etiology HBV 21 (53%) vs 6 (21%) 0.45 (0.15-1.33) HCV 5 (13%) vs 10 (34%) 1.16 (0.28-4.8) HBV + HCV 26 (65%) vs 16 (55%) 0.72 (0.32-1.62) Non-viral 14 (35%) vs 13 (45%) 0.47 (0.16-1.42) 0.1 1 10 Amezalpat (TPST-1120) + AB Favored AB SoC Control Arm Favored February 14, 2024 data cut 31 “AFP” = alpha fetoprotein, “MVI” = microvascular invasion, “EHS” extrahepatic spread

Manageable Safety Profile Consistent with MOA and Phase 1 Data Amezalpat combination’s safety profile is similar to AB SoC control arm Atezo + Bev Amez + Atezo + Bev Patients with Event, n (%) (N=29) (n=40) Grade 1 or 2 Severity TEAE 7 (24.1) 12 (30.0) Grade ≥ 3 TEAE 22 (75.9) 28 (70) Treatment-Related SAE* 7 (24.1) 10 (25.0) Grade 5 TEAE 4 (13.8) 5 (12.5) Grade 5 Treatment-Related AE 2 (6.9) - ,† Any TEAE Leading to Drug Interruption/Dose Reduction^ 6 (20.7) 6 (15.0) Any TEAE Leading to Drug Withdrawal^ 4 (13.8) 5 (12.5) *Related to any drug ^Any drug † One subject dose reduced TPST-1120. Dose reductions not applicable to AB Fatal TEAEs in AB arm: Aspiration, COVID-19, Oesophageal varices haemorrhage (related), Upper gastrointestinal haemorrhage (related) Fatal TEAEs in TPST-AB arm: Acute kidney injury, cerebrovascular accident, diverticulitis, Fournier’s gangrene, Oesophageal adenocarcinoma Data as of Feb 14, 2024 Drug Dose Intensity Study Arm Atezolizumab Bevacizumab Amezalpat Control 88.9% 83.3% NA Amezalpat 93.2% 84.5% 93.6% Data as of April 20, 2023 32

Pivotal Phase 3 Study Design – FDA, EMA and NMPA Agreement

- Replicates positive Phase 2 study with additional size & power – increases probability of repeating Phase 2 result with regulatory statistical significance
- Planned analyses that could shorten timeline; Phase 2 data are stronger than required to win

Subjects with unresectable or metastatic HCC who have not received prior systemic therapy (N = >700)

Randomization (1:1)

Arm A
Amezalpat PO
Atezolizumb IV
Bevacizumab IV

Arm B
Placebo PO
Atezolizumb IV
Bevacizumab IV

Treatment until loss of clinical benefit or unacceptable toxicity

Primary Endpoint
Overall Survival

Secondary Endpoints
- PFS, ORR, DOR

Subgoups of Interest
- PD-L1 negative
- B-catenin mutant

Proposed Interim Analyses
- Futility (30% OS events)
- Early Efficacy (70% OS events)

Stratification factors:
- Geographic region (Asia excluding Japan vs. rest of world)
- MVI and/or EHS (yes vs. no)
- Baseline AFP (< 400 vs. ≥ 400 ng/mL)
- Baseline ECOG PS (0 vs. 1)

Study Assumptions:
- 90% power
- 2-sided 5% alpha
- Critical hazard ratio[1] of **<.805** for primary efficacy and **<.729** for early efficacy (compare to **.65** in Phase 2)
- Control arm assumption based on longer historical value, as opposed to shorter Phase 2 & RW data
- 1:1, >700 subjects

TEMPEST THERAPEUTICS

[1] Minimal hazard ratio for statistical significance

33

Broadly Positive Regulatory Interactions for Amezalpat Pivotal Study • FDA − Achieved FDA agreement on proposed amezalpat Phase 3 dose and schedule, including no Project Optimus requirement − FDA IND successful for final protocol and Study May Proceed − FDA Orphan Drug Designation granted December 2024 − FDA Fast Track Designation granted January 2025 • EMA − EMA regulatory Clinical and CMC Scientific Advice cleared with general agreement − EU Orphan Drug Designation submitted February 2025 • China (NMPA) − Received study may proceed/agreement on Phase 3 • Balance of APAC regulatory, including Japan (PMDA) initiated and on track 34

First-Line HCC is a Large and Uncrowded Market

Amezalpat's MoA and lead position offers a unique opportunity[1] to build a valuable program

HCC	Incidence	Treated (BCLC B/C)
US	32,128	14,233
EU5	33,995	15,499
China	324,012	205,053
Total	390,135	234,785



HCC
Systemic therapy
Best supportive care
Ablation
Resection
Transplantation
Chemoembolization
Transplant candidate



905,700
people were diagnosed with liver cancer in 2020
The number of people diagnosed with or dying from liver cancer globally could increase by more than 55%
between 2020 and 2040 if current rates do not change
Liver cancer ranked among the top 3 causes of cancer death in
46 countries
in 2020



A
Incidence
ASR(W) per 100,000, both sexes
No data
Not applicable

- 1L HCC is already large and expected to grow 55% to 1.4M patients globally by 2040[2]
- Uncrowded space dominated by one therapy, atezo + bev
- Market can accommodate multiple new entries, and recent approvals may not shift the standard of care
- Even conservative modeling assumptions result in blockbuster status
- Activity in b-catenin mutant and PD-L1 negative tumors could be a marketing advantage
- Low COGs

[1] To the company's knowledge, TPST-1120 is the latest stage and only PPARα antagonist in clinical development. [2] "Global burden of primary liver cancer in 2020 and predictions to 2040," Rumgay, Harriet et al., Journal of Hepatology, Volume 77, Issue 6, 1598 – 1606
Rumgay, H., et. al. "Global burden of primary liver cancer in 2020 and predictions to 2024," Journal of Hepatology, Vol. 77, Issue 6, pg: 1598-1606 (2022). Llovet, J.M., Kelley, R.K., Villanueva, A. et al. Hepatocellular carcinoma. Nature Review Dis Primers 7, 6 (2021). https://www.roche.com/investors/events/pharma-day-2023#:~:text=Roche%20has%20hosted%20its%20Pharma%20Day%20on%2011th%20September%202023%20in%20London. Accessed Jan 2024.

TEMPEST THERAPEUTICS 35

Amezalpat Combination is Poised for Phase 3 Global Registrational Trial Survival benefit over SOC in full patient population and key subgroups, with similar safety profile to SoC alone Stable 0.65 hazard ratio for OS – slight shift from 0.59 at topline through follow-up analysis ü Six-month improvement in median OS over control arm (21 months vs. 15 months) ü 20/40 patients remain in survival follow up in amezalpat arm vs. 9/30 in control ü Survival benefit maintained across key subpopulations, including PD-L1 negative ü Manageable safety profile similar to SOC ü FDA, EMA and NMPA agreement on pivotal study ü Oral therapy with market differentiation; blockbuster potential ü Data as of February 14, 2024. Hazard ratio was 0.59 at primary data analysis, ten months earlier than follow-up analysis. 36

TPST-1495 First-in-Class Dual EP2/4 Antagonist 37

TPST-1495 is a First-in-Class[1] Dual EP2/EP4 PGE2 Receptor Antagonist

Rationally designed, based on an understanding of PGE2 signaling in cancer progression

- Prostaglandin E_2 (PGE2) has both tumor *promoting* and tumor *suppressing* activity through its 4 receptors (EP 1-4)
  - NSAIDs prevent signaling through beneficial EP receptors and have toxicity
- TPST-1495 features
  - First in class[1], highly specific antagonist inhibits *only* the tumor promoting EP2 and EP4 receptors
  - Oral therapy
  - Nanomolar potency[2]
  - Targets *both* tumor cells and immune suppressive cells
- Completed Phase 1 dose escalation


PGE2 Signaling Pathway
Arachidonic acid
5-LOX
Leukotrienes*
COX-2 / COX-1
NSAIDs
TOX
Prostaglandin H2 (PGH2)
TX & PG Synthases
Other prostanoids (PGD2, PGI2, PGF2α) and thromboxanes (TXA2)*
PGE2
EP4 antagonist
EP1
EP3
EP2
EP4
Tumor suppressive
Immune activating
Tumor promoting
Immune suppressive
TPST-1495

*Alterations in thromboxanes, prostacyclins and leukotrienes are associated with cardiovascular toxicity of NSAIDs

[1] If approved by FDA
[2] IC50s: 17 nM for EP2, 3 nM for EP4, and 51 nM in human whole blood assay

38

TPST-1495 Program Summary: Moving Forward in FAP Phase 2 Familial Adenomatous Polyposis TPST-1495 therapy conferred a significant survival advantage (FAP) Program compared to other prostaglandin pathway inhibitors Min/+ • Therapeutic activity comparison in Apc mouse model of FAP • No approved therapies for FAP (germline APC mutations) • Strong clinical support for PGE2 MOA (COX- 2s effective, Accelerated Approval for celebrex) • Strong preclinical support for TPST-1495 Min/+ based on Apc model • Working with FAP consortium • To be funded by NCI • FPI in Phase 2 study expected in 1H26, data in 2027 39

® Accelerating the Development of Advanced Therapies for Cancer Patients February 2026